UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: October 12, 2010
(Date of earliest event reported)
PAYCHEX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-11330	16-1124166
(State of or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK	14625-2396
(Address of principal executive offices)	(Zip Code)
(585) 385-6666
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On October 14, 2010, Paychex, Inc. (the “Company”) announced that the Board of Directors (the “Board”) appointed two new members. They are Martin Mucci, who was named President and Chief Executive Officer (“CEO”) of the Company on September 30, 2010, and Joseph G. Doody, President of Staples North American Delivery. The Company’s press release dated October 14, 2010 announcing the appointment of the two new Board members is furnished as exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”).
Mr. Doody will also serve as a member of the Audit Committee of the Board. The Board has also appointed Mr. Mucci to serve on the Executive Committee.
On October 13, 2010, Mr. Doody received a grant of options to purchase 5,765 shares of common stock at an exercise price of $27.63. These options vest on the one year anniversary of the date of grant. He also received an award of 1,442 shares of restricted stock which lapse on the one year anniversary of the date of the grant.
Effective October 12, 2010, the Company’s Board approved the following compensation arrangements for Martin Mucci, President and CEO:
•	A base salary of $800,000, subject to annual review by the Board;

•	Eligibility for a cash bonus at target of 100% of his base salary, based on achievement of certain objectives as established by the Board;

•	A grant of ten-year options to purchase 154,591 shares of the Company’s stock at an exercise price of $27.28. The options vest annually in 25% increments over four years;

•	A grant of 8,580 shares of restricted stock that lapse ratably over three years; and

•	A grant of performance shares of 21,451 if achievement is at target. The number of performance shares to be received will be based on achievement against operating targets as set by the Board over a two-year cumulative period. There is a one-year service period following achievement of performance in order to receive the shares.
Effective October 15, 2010, Delbert M. Humenik has resigned from his position with the Company as Senior Vice President of Sales and Marketing. Mr. Humenik will receive a lump-sum payment equal to six months of base salary and health insurance premiums, subject to the execution of his separation agreement and release.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Annual Meeting of Stockholders was held on October 13, 2010. There were present at the meeting, either in person or by proxy, holders of 320,649,863 common shares. Stockholders elected the six directors nominated in the September 3, 2010 Proxy Statement, constituting our entire Board, to hold office until the next Annual Meeting of Stockholders; approved amendments to the Company’s 2002 Stock Incentive Plan; and ratified the selection of our independent registered public accounting firm.
Results of stockholder voting are as follows:

Election of
Directors	For	Against	Abstain	Broker Non-Votes
B. Thomas Golisano	262,688,147	3,858,647	306,418	53,796,651
David J. S. Flaschen	262,434,177	3,984,015	435,020	53,796,651
Grant M. Inman	261,993,594	4,418,043	441,575	53,796,651
Pamela A. Joseph	264,912,566	1,570,066	370,580	53,796,651
Joseph M. Tucci	253,975,772	12,462,219	415,221	53,796,651
Joseph M. Velli	262,807,454	3,655,723	390,035	53,796,651

Amendments to the
Company’s 2002
Stock Incentive Plan,
as Amended and
Restated Effective October 12,
2005	For	Against	Abstain	Broker Non-Votes
	244,459,338	21,513,319	880,555	53,796,651

Ratification of
Selection of Ernst &
Young LLP as the
Company’s
Independent
Registered Public
Accounting Firm	For	Against	Abstain
	317,439,043	2,623,402	587,416
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
The following exhibit relating to Item 5.02 of this Form 8-K is furnished herewith:
     Exhibit 99.1: Press Release of Paychex, Inc. Dated October 14, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.
Date: October 15, 2010	/s/ Martin Mucci
Martin Mucci
President and Chief Executive Officer

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